UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT




                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                       February 15, 2000



                   PHILLIPS PETROLEUM COMPANY
     (Exact name of registrant as specified in its charter)



    Delaware                1-720                  73-0400345
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



      Phillips Building, Bartlesville, Oklahoma      74004
      (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code:
                          918-661-6600


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Item 5.  OTHER EVENTS.

On February 15, 2000, Phillips Petroleum Company announced that during 1999 its worldwide proved reserves increased to
2.23 billion barrels of oil equivalent, up slightly from
2.21 billion barrels of oil equivalent at year-end 1998. The company replaced 114 percent of its 1999 worldwide hydrocarbon production. See attached press release dated February 15, 2000.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99     Phillips Petroleum Company press release dated
                 February 15, 2000.



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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PHILLIPS PETROLEUM COMPANY



                                        /s/ Rand C. Berney
February 15, 2000                   ----------------------------
                                            Rand C. Berney
                                    Vice President and Controller




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